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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                SEPTEMBER 7, 2001
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                                (Date of Report)

                               THE BOEING COMPANY
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               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

             1-442                                     91-0425694
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    (Commission File Number)               (IRS Employer Identification No.)



                               100 NORTH RIVERSIDE
                             CHICAGO, IL 60606-1596
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                     (Address of Principal Executive Offices)

                                 (312) 544-2000
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              (Registrant's Telephone Number, Including Area Code)


                          7755 EAST MARGINAL WAY SOUTH
                            SEATTLE, WASHINGTON 98108
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                                (Former Address)


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ITEM 5. OTHER EVENTS.

        On August 31, 2001, the U.S. Court of Federal Claims issued a decision after trial upholding the government's default termination of the A-12 contract on the ground that the contractor team of McDonnell Douglas (now a subsidiary of The Boeing Company) and General Dynamics could not meet the revised contract schedule unilaterally imposed by the government after the government had waived the original schedule. This is the latest decision relating to long-running litigation resulting from the A-12 contract termination in 1991, and follows an earlier trial court decision in favor of the contractor team.

        The Company believes that the rulings with respect to the enforceability of the unilateral schedule and the termination for default are contrary to law and fact. The Company also believes the decision is in error, raises valid issues for appeal and intends to pursue its right to appeal.

        If, contrary to the Company's belief, the trial court's decision and the default termination are sustained on appeal, the contractor team of McDonnell Douglas and General Dynamics would together be required to reimburse the government for unliquidated progress payments totaling $1.35 billion plus statutory interest from February 1991 (currently totaling approximately $0.9 billion). Under this outcome, the Company would be obligated to pay one-half of these amounts. The earnings impact to the Company would total approximately $1.4 billion in pretax charges, consisting principally of its repayment obligations and remaining inventory costs and adjustments.

        The U.S. Navy previously agreed to defer collection of the unliquidated progress payments and interest pending the court's decision. While the Company believes such deferral should continue until appeals are exhausted and there is a final decision regarding the propriety of the default termination, the government could seek immediate repayment notwithstanding the appeal. Final resolution of the A-12 litigation will depend upon the outcome of further proceedings or possible negotiations with the government.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: September 7, 2001

                             THE BOEING COMPANY

                             By: /s/ James A. Bell
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                                 James A. Bell
                                 Vice President Finance and Corporate Controller